FOR EXTERNAL USE

[GRAPHIC OMITTED]
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES


                                  $298,577,529
                              (APPROXIMATE OFFERED)
                                 SASCO 2003-33H
                      AURORA LOAN SERVICES, MASTER SERVICER
                             CITIBANK, N.A, TRUSTEE

--------  ------------ ------------ ---------------- -------------- ------------------ ------------ --------------
                                                                                          Expected
                                                         WAL at            Payment         Initial     Ratings:
             Approx.                    Security       Pricing (2)        Window (2)        Loss       Moody's /
 Class(1)    Size ($)     Coupon      Description     (To Maturity)      (To Maturity)     Coverage   S&P / Fitch
--------- ------------ ------------ ---------------- -------------- ------------------ ------------ --------------
    1A1   $252,303,000     5.50%        Senior PT           4.08         11/03 - 08/33      3.05%      Aaa/AAA/AAA
   1A-IO      Notional     1.00%      Ratio Strip IO        4.19         11/03 - 04/33      3.05%      Aaa/AAA/AAA
   1A-PO  $  3,475,429     0.00%      Ratio Strip PO        4.15         11/03 - 08/33      3.05%      Aaa/AAA/AAA
    1B1   $  2,506,000     5.50%       Subordinate          7.01         11/03 - 07/33      2.10%       Aa2/AA/AA
    1B2   $  2,243,000     5.50%       Subordinate          7.01         11/03 - 07/33      1.25%        A2/A/A
--------  ------------ ------------ ---------------- -------------- ------------------ ------------ --------------
    2A1   $ 36,027,000     4.50%        Senior PT           2.80         11/03 - 06/08      3.05%      Aaa/AAA/AAA
   2A-IO      Notional     1.00%        Senior IO           2.80         11/03 - 06/08      3.05%      Aaa/AAA/AAA
    2B1   $    353,000  Variable(4)    Subordinate          4.31         11/03 - 06/08      2.10%       Aa2/AA/AA
    2B2   $    316,000  Variable(4)    Subordinate          4.31         11/03 - 06/08      1.25%        A2/A/A
--------  ------------ ------------ ---------------- -------------- ------------------ ------------ --------------
  B3 (3)  $  1,354,000  Variable(5)    Subordinate          6.68         11/03 - 07/33      0.80%     Baa2/BBB/BBB
  B4 (3)  $    753,000  Variable(5)    Subordinate          6.68         11/03 - 06/33      0.55%       Ba2/BB/BB
  B5 (3)  $    601,000  Variable(5)    Subordinate          6.68         11/03 - 06/33      0.35%        B2/B/B
  B6 (3)  $  1,055,088  Variable(5)    Subordinate          6.68         11/03 - 07/33      0.00%       Not Rated
--------  ------------ ------------ ---------------- -------------- ------------------ ------------ --------------
    R     $        100     5.50%         Residual           0.07         11/03 - 11/03      3.05%      Aaa/AAA/AAA
--------  ------------ ------------ ---------------- -------------- ------------------ ------------ --------------

(1)  Classes B4, B5, and B6 (shaded in gray) will be privately offered.
(2)  Pricing speed is 20% CPR.
(3)  Crossed between both Collateral Pools.
(4) Net mortgage rate certificates, based on the net mortgage rate of Collateral Pool 2.
(5) The coupon of this class is a weighted average of the underlying subordinate rates, as described herein.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[GRAPHIC OMITTED]
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Deal Overview:
--------------

..        The collateral is comprised of two pools of first lien, fully amortizing mortgage loans:

         .        Collateral Pool 1 is composed of fixed rate loans; and

         . Collateral Pool 2 is composed of 5 year Hybrid ARMs that are indexed to 6-month LIBOR.

..        The trust will issue 14 classes of Certificates: 11 classes will be publicly offered and 3 classes will be privately offered (Classes B4, B5 and B6 will be offered privately).

..        Class 1A1 and Class R are each Senior Certificates and will receive cash flows from Collateral Pool 1.

..        Class 2A1 is a Senior Certificate and will receive cash flows from
         Collateral Pool 2.

..        Class 1A-PO is a Senior Principal-Only Certificate and will receive no payments of interest. It shall receive cash flows from Collateral Pool
         1.

..        Class 1A-IO is a Senior Interest-Only Certificate and will receive no payments of principal. It shall receive cash flows from Collateral Pool 1.

..        Class 2A-IO is a Senior Interest-Only Certificate and will receive no payments of principal. It shall receive cash flows from Collateral Pool 2.

..        The trust will issue 8 classes of subordinate certificates:

         . Class 1B1 and 1B2, which will receive cash flows from Collateral Pool 1.

         . Class 2B1 and Class 2B2, which receive cash flows from Collateral Pool 2.

         . Class B3, Class B4, Class B5 and Class B6, each cross-collateralized between Collateral Pools 1 and 2.

..        Realized Losses from Collateral Pool 1 will be applied to Class B6,
         Class B5, Class B4, Class B3, Class 1B2 and Class 1B1, in that order, until their principal balances are reduced to zero.

..        Realized Losses from Collateral Pool 2 will be applied to Class B6,
         Class B5, Class B4, Class B3, Class 2B2 and Class 2B1, in that order, until their principal balances are reduced to zero.

..        ALS maintains a 5% Clean up Call on the collateral on an aggregate basis.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[GRAPHIC OMITTED]
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES


Specific Terms of the Offering:
-------------------------------

Cut-Off Date:                 October 1, 2003

Expected Settlement Date:     October 31, 2003

Distribution Dates:           25th of each month, or the next business day after
                              the 25th day of the month if the 25th is not a business day, beginning on November 25, 2003.

Issuer:                       Structured Asset Securities Corp. ("SASCO")

Master Servicer:              Aurora Loan Services ("ALS")

Servicers:                    ALS, Commercial Federal, GMAC, SunTrust, and
                              Waterfield

Trustee:                      Citibank, N.A

Rating Agencies:              Moody's: All certificates except Class B6
                              S&P:  All certificates except Class B6
                              Fitch:  All certificates except Class B6

Day Count:                    30/360: All Classes

Delay Days:                   24 Day Delay:    All Classes

Registration:                 Book-entry form through DTC

SMMEA Eligibility:            The Senior Certificates and the Class 1B1 and
                              Class 2B1 Certificates will be SMMEA eligible.

ERISA Eligibility:            The Senior Certificates (with the exception of the
                              Class R Certificate) will be ERISA eligible.

Tax Status:                   REMIC for Federal income tax purposes.


5% Optional Termination:      The transaction may be called by ALS as Master
                              Servicer when the aggregate outstanding mortgage balance is less than 5% of the Cut-Off Date aggregate collateral loan balance.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[GRAPHIC OMITTED]
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Terms of the Offering -Interest Rates:
--------------------------------------

Interest Rates:               Ratio Strip Target Rate

                              Collateral Pool 1--5.50%

                              Discount Mortgage Loans. With respect to
                              Collateral Pool 1, a Discount Mortgage Loan is a loan with a Net WAC less than the relevant Ratio Strip Target Rate.

                              Class 1A1 is a senior certificate and will accrue interest a rate of 5.50%.

                              Class 1A-PO is a senior principal-only
                              certificate. It will not be entitled to payments of interest. The balance of Class 1A-PO is the sum of the relevant PO Percentage of the Discount Mortgage Loans in Collateral Pool 1.

                              Class 1A-IO is a senior interest only certificate and will accrue interest at a fixed rate of 1.00%. The notional balance of Class 1A-IO for any payment period equals 1) the difference between the Net WAC of the non-Discount Mortgage Loans in Collateral Pool 1 for that period and 5.50%, multiplied by 2) the outstanding principal balance of the non-Discount Mortgage Loans in Collateral Pool 1, divided by 3) 1.00%.

                              Class 2A1 is a senior certificate and will accrue interest at a rate equal to the lesser of (1) 4.50% and (2) the Net WAC of Collateral Pool 2.

                              Class 2A-IO is a senior interest only certificate and will accrue interest at a fixed rate of 1.00%. Its notional balance for any payment period equals
                              1) the difference between the Net WAC of Collateral Pool 2 and the Class 2A1 Certificate rate, if any, multiplied by 2) the outstanding principal balance of the Class 2A1 Certificates, divided by 3) 1.00%.

                              Class R is a senior certificate and will accrue interest at a rate of 5.50%.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[GRAPHIC OMITTED]
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Terms of the Offering -Interest Rates (cont.):
----------------------------------------------

                              Classes 1B1 and 1B2 will bear interest at a rate of 5.50%.

                              Classes 2B1 and 2B2 will accrue interest at a rate equal to the Net WAC of Collateral Pool 2.

                              Classes B3, B4, B5 and B6 are cross-collateralized subordinates for payments of principal, interest and allocation of losses. The Class B3, B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the Underlying Subordinate Rates weighted by the corresponding Modified Group Subordinate Amounts.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[GRAPHIC OMITTED]
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Terms of the Offering - Subordinate Calculations:
-------------------------------------------------

                              The Modified Group Subordinate Amounts are calculated as follows:

                              Pool 1 Modified Group Subordinate Amount:
                              -----------------------------------------

                              Total Collateral Pool 1 collateral, less (i) the current principal balance of the Class 1A1, Class 1A-PO and Class R Certificates, (ii) the current principal balance of the Class 1B1 and (iii) the current principal balance of the Class 1B2.

                              Pool 2 Modified Group Subordinate Amount:
                              -----------------------------------------

                              Total Collateral Pool 2 collateral, less (i) the current principal balance of the Class 2A1 Certificates, (ii) the current principal balance of the Class 2B1 and (iii) the current principal balance of the Class 2B2.


                              The underlying subordinate rates are calculated as follows:

                              Pool 1 Underlying Subordinate Rate:
                              -----------------------------------

                              The Pool 1 Underlying Subordinate Rate will be equal to 5.50%.

                              Pool 2 Underlying Subordinate Rate:
                              -----------------------------------

                              The Pool 2 Underlying Subordinate Rate will be equal to the Net WAC of Mortgage Pool 2.


                              The Group Subordinate Amounts are calculated as follows:

                              Pool 1 Subordinate Amount:
                              --------------------------

                              Total Collateral Pool 1 collateral less the current principal balance of the Class 1A1, Class 1A-PO and Class R Certificates.

                              Pool 2 Subordinate Amount:
                              --------------------------

                              Total Collateral Pool 2 collateral less the current principal balance of the Class 2A1 Certificates.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[GRAPHIC OMITTED]
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Terms of the Offering -Credit Enhancement:
------------------------------------------

Credit Enhancement:           Subordination of the lower rated classes.

Subordinate Certificates      On any distribution date for which the Credit
Lockout of Prepayments        Support Percentage of the 1B1 or 2B1 Certificates
and Recoveries                is less than its original Credit Support
                              Percentage, no distributions of prepayments or recoveries allocable to principal will be made to the Class 1B2 or 2B2, respectively. Likewise, among the Class B3, B4, B5, and B6 Certificates, on any distribution date for which the Credit
                              Support Percentage for any such Class is less than its original Credit Support Percentage, no distributions of prepayments or recoveries allocable to principal will be made to any Class of lower priority than it.

Credit Support Percentage:    The Credit Support Percentage for a Class of
                              Subordinate Certificates (other than the Class
                              1B2, Class 2B2 and Class B6 Certificates) for any
                              Distribution Date shall be calculated as follows.
                              The Credit Support Percentage with respect to the Class 1B1 or Class 2B1 Certificates will equal a fraction, expressed as a percentage, the numerator of which is the excess of (i) the Pool Balance of the related Collateral Pool over (ii) the aggregate Certificate Principal Amount of the Pool
                              1 Senior Certificates and the Class 1B1
                              Certificates or the aggregate Certificate
                              Principal Amount of the Pool 2 Senior Certificates and Class 2B1 Certificates, as applicable, and the denominator of which is the Pool Balance of the related Collateral Pool. The Credit Support
                              Percentage with respect to the Class B3, Class B4 or Class B5 Certificates will equal a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Amount of any Class or Classes of Subordinate Certificates having a higher numerical class designation than such Class and the denominator of which is the sum of the Pool Balances of Pool 1 and Pool 2.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[GRAPHIC OMITTED]
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES


               Terms of the Offering - Distribution of Principal:
               --------------------------------------------------

Shifting Interest Structure with 5 year lockout*

Collateral Pool 1 Subordinate Test % = Pool 1 Subordinate Amount / Collateral Pool 1 collateral balance.

Collateral Pool 2 Subordinate Test % = Pool 2 Subordinate Amount / Collateral Pool 2 collateral balance.

..        *For each Collateral Pool, if the corresponding Pool Subordinate Test %
         for ANY Collateral Pool is less than 2 times the original Pool Subordinate Test %:

                 --------------------------------  --------------------
                    Distribution Dates (months)      Shift Percentage
                 --------------------------------  --------------------
                            1 - 60                           100%
                 --------------------------------  --------------------
                           61 - 72                            70%
                 --------------------------------  --------------------
                           73 - 84                            60%
                 --------------------------------  --------------------
                           85 - 96                            40%
                 --------------------------------  --------------------
                           97 - 108                           20%
                 --------------------------------  --------------------
                             109+                              0%
                 --------------------------------  --------------------

..        *For each Collateral Pool, if the corresponding Pool Subordinate Test %
         for ALL Collateral Pools are greater than or equal to 2 times the original Pool Subordinate Test %:

                 --------------------------------  --------------------
                    Distribution Dates (months)      Shift Percentage
                 --------------------------------  --------------------
                            1 - 36                            50%
                 --------------------------------  --------------------
                             37+                               0%
                 --------------------------------  --------------------


(*If the respective AAA loss coverage for all groups doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior certificates will be entitled to 50% of the Subordinate certificates' percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage for all groups doubles based on the initial loss coverage as of the cut-off date, the respective Senior certificates will be entitled to pre-payments based on the respective Collateral Pool Senior certificate percentage only, subject to cumulative loss and delinquency tests).


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[GRAPHIC OMITTED]
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Terms of the Offering - Distribution of Principal (cont.):
----------------------------------------------------------

Pool Senior Percentage:       For Collateral Pool 1, on any distribution date,
                              the percentage equivalent of a fraction, the numerator of which is the sum of the Class 1A1 and Class R principal balances and the denominator of which is the non-PO Collateral
                              Pool 1 balance for the immediately preceding distribution date. For Collateral Pool 2, the percentage equivalent of a fraction, the numerator of which is the Class 2A1 principal balance and the denominator of which is the Collateral Pool 2 balance for the immediately preceding distribution date.

Pool Subordinate Percentage:  For each Collateral Pool, on any distribution date, one minus its Senior Percentage.

Pool Senior Prepayment        For each Collateral Pool, on any distribution
Percentage:                   date, the sum of (1) the Pool Senior Percentage
                              and (2) the product of (a) the Senior Principal
                              Prepayment Shift Percentage for that distribution date multiplied by (b) the related Pool
                              Subordinate Percentage for that distribution date.

Pool Subordinate              For each Collateral Pool, on any distribution
Prepayment Percentage:        date, one minus its Pool Senior Prepayment
                              Percentage.

Pool Senior Principal         For each Collateral Pool, on any distribution
Distribution Amount:          date, the sum of (1) the product of (a) the
                              related Pool Senior Percentage and (b) the related scheduled principal collections (for Collateral
                              Pool 1, the related non-PO portion of such collections) and (2) the product of (a) the related Senior Prepayment Percentage and (b) the related unscheduled principal collections (for
                              Collateral Pool 1, the related non-PO portion of such collections).

Pool Subordinate Principal    For each Collateral Pool, on any distribution
Distribution Amount:          date, the sum of (1) the product of (a) the
                              related Pool Subordinate Percentage and (b) the related scheduled principal collections (for
                              Collateral Pool 1, the related non-PO portion of such collections); and (2) the product of (a) the related Subordinate Prepayment Percentage and (b) the related unscheduled principal collections (for
                              Collateral Pool 1, the related non-PO portion of such collections).

PO Percentage:                For Collateral Pool 1, with respect to each
                              Discount Mortgage Loan in such pool on each Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Ratio
                              Strip Target Rate minus the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the Ratio Strip Target Rate.

Pool PO Principal             For Collateral Pool 1, on each Distribution Date,
Distribution Amount:          the sum of the following with respect to the
                              Discount Mortgage Loans:

                              (1)  The relevant PO Percentage of scheduled
                                   principal collections and
                              (2) The relevant PO Percentage of unscheduled principal collections.


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[GRAPHIC OMITTED]
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES


Principal Paydown Rules:
------------------------

I. Pay Senior PDA concurrently as follows:
------------------------------------------

Pool 1 Senior PDA:

         1)       Pay Class R until reduced to zero.
         2)       Pay Class 1A1 until reduced to zero.

Pool 1 PO PDA:

         1)       Pay Class 1A-PO until reduced to zero.

Pool 2 Senior PDA:

         1)       Pay Class 2A1 until reduced to zero.

II. Pay Subordinate PDA as follows*:
------------------------------------
*Subject to credit support tests
Pool 1 Subordinate PDA:
1) Pay Class 1B1 and 1B2 on a pro-rata basis an amount equal to the product of (a) the Pool 1 Subordinate PDA and (b) a fraction, the numerator of which is the current balance of Class 1B1 and Class 1B2, and the denominator of which is the sum of the aggregate current balance of Class 1B1, Class 1B2 and the Pool 1 Modified Group Subordinate Amount, until reduced to zero.

Pool 2 Subordinate PDA:
1) Pay Class 2B1 and 2B2 on a pro-rata basis an amount equal to the product of (a) the Pool 2 Subordinate PDA and (b) a fraction, the numerator which is the current balance of Class 2B1 and Class 2B2, and the denominator of which is the sum of the aggregate current balance of Class 2B1, Class 2B2 and the Pool 2 Modified Group Subordinate Amount, until reduced to zero.

III. Pay all remaining Subordinate PDA without regard to mortgage group as
--------------------------------------------------------------------------
follows*:
---------
*Subject to credit support tests

1) Pay to Class B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[GRAPHIC OMITTED]
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES


Prepayment Sensitivity:
-----------------------

                    0% CPR                   10% CPR                   20% CPR                30% CPR                  40% CPR
Class            WAL     Window           WAL      Window           WAL     Window          WAL     Window           WAL     Window
------------------------------------------------------------------------------------------------------------------------------------
1A1             18.93   1 - 358           7.47     1 - 358          4.08     1 - 358        2.64     1 - 357        1.87     1 - 353
1A-IO           19.14   1 - 354           7.67     1 - 354          4.19     1 - 354        2.72     1 - 354        1.94     1 - 349
1A-PO           18.58   1 - 358           7.53     1 - 358          4.15     1 - 358        2.70     1 - 355        1.93     1 - 324
1B1             18.93   1 - 358          12.33     1 - 358          7.01     1 - 357        5.03     1 - 353        3.92     1 - 319
1B2             18.93   1 - 358          12.33     1 - 358          7.01     1 - 357        5.03     1 - 353        3.92     1 - 318
2A1              4.52   1 - 56            3.56     1 - 56           2.80     1 - 56         2.19     1 - 56         1.72     1 - 56
2A-IO            4.52   1 - 56            3.56     1 - 56           2.80     1 - 56         2.19     1 - 56         1.72     1 - 56
2B1              4.52   1 - 56            4.52     1 - 56           4.31     1 - 56         3.87     1 - 56         3.41     1 - 56
2B2              4.52   1 - 56            4.52     1 - 56           4.31     1 - 56         3.87     1 - 56         3.41     1 - 56
B3              17.15   1 - 358          11.37     1 - 358          6.68     1 - 357        4.88     1 - 352        3.85     1 - 314
B4              17.15   1 - 358          11.37     1 - 358          6.68     1 - 356        4.88     1 - 351        3.85     1 - 308
B5              17.15   1 - 358          11.37     1 - 358          6.68     1 - 356        4.88     1 - 350        3.85     1 - 305
B6              17.15   1 - 358          11.37     1 - 358          6.68     1 - 357        4.88     1 - 352        3.85     1 - 312
------------------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------
                                    Contacts
     ----------------------------------------------------------------------
      MBS Trading                Christian Lawless           (212) 526-8315

      ABS/MBS Finance            Brad Andres                 (212) 526-8367
                                 Andor Meszaros              (212) 526-5150

      ABS/MBS Structuring        Sei-Hyong Park              (212) 526-0203
     ----------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                FOR EXTERNAL USE

[GRAPHIC OMITTED]
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Collateral Summary:

                                                          Fixed                   5/24 Hybrid ARMS
                                                          Pool 1                        Pool 2
Total Number of Loans                                             1,977                         217
Total Outstanding Loan Balance                       $      263,825,792          $       37,160,826
Average Loan Principal Balance                       $          133,448          $          171,248
Range of Loan Principal Balance                      $23,582 - $456,702          $53,399 - $559,710
Weighted Average coupon                                           5.998%                      6.248%
Range of Coupons                                         4.750% - 8.250%             5.500% - 7.250%
Weighted Average Margin                                             N/A                       2.757%
Range of Margins                                                    N/A              2.750% - 5.000%
Weighted Average Initial Periodic Cap                               N/A                       5.000%
Weighted Average Periodic Cap                                       N/A                       1.034%
Weighted Average Maximum Rate                                       N/A                      11.248%
Weighted Average Floor                                              N/A                       2.757%
Weighted Average Original Term (mo.)                                360                         360
Weighted Average Remaining Term (mo.)                               354                         356
Range of Remaining Term (mo.)                                 170 - 359                   350 - 358
Weighted Average Original LTV                                    101.65%                     101.60%
Range of Original LTV                                   93.51% - 103.00%            90.00% - 103.00%
Weighted Average FICO                                               743                         723
Weighted Average Next Reset Date                                    N/A                   June 2008

Lien Position

First                                                            100.00%                     100.00%

Second                                                             0.00%                       0.00%

Geographic Distribution
(Other states account individually                            PA - 6.30%                 NC - 26.71%
for less than 5% of the Cut-off Date                          MI - 6.30%                 MD - 14.94%
principal balance)                                            NC - 6.23%                 MI - 11.74%
                                                              SC - 5.87%                 GA -  7.79%
                                                              VA - 5.72%
                                                              TX - 5.43%


Occupancy Status
Primary Home                                                     100.00%                     100.00%
Investment                                                         0.00%                       0.00%
Second Home                                                        0.00%                       0.00%


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).